SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               -----------------

                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 9, 1998
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                                Dana Corporation
                    -------------------------------------------
             (Exact name of registrant as specified in its charter)


   Virginia                       1-1063                        34-4361040
---------------              ----------------               -------------------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)


               4500 Dorr Street, Toledo, Ohio              43615
            ---------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (419) 535-4500
                                                           --------------

                                  -------------
                                  (Former Name)

                  This Amendment to the Current Report on Form 8-K of Dana Corporation, a Virginia corporation (the "Company"), is filed solely for the purpose of incorporating the information previously reported by the Company in its Current Report on Form 8-K, dated July 9, 1998, under Item 5 into Item 2 and incorporating by reference the information required by Item 7.

Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

            The information set forth under Item 5 is hereby incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            (a) Financial statements of business acquired.

                Incorporated by reference to the Registration Statement on Form S-4 of the Company (Registration No. 333-52773).

            (b) Pro forma financial information.

                Incorporated by reference to the Registration Statement on Form S-4 of the Company (Registration No. 333-52773).

            (c) Exhibits. The following exhibits are filed with this
                Report:

              Exhibit No.    Description
              -----------    -----------

              99.1 Press Release, dated July 9, 1998, issued by the Company (previously filed with the Current Report on Form 8-K which this Form 8-K/A is amending).

              99.2 Registration Statement on Form S-4 of the Company (Registration No. 333-52773) (previously filed on May 15, 1998 and amended on June 1, 1998 and
                             July 15, 1998).







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


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                                  DANA CORPORATION
                                       ----------------------------------------
                                                    (Registrant)


                                       By  /s/ Martin J. Strobel
                                           -------------------------------------
                                           Martin J. Strobel
                                           Vice President and General Counsel


Dated:  September 3, 1998












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